                                                                    EXHIBIT 99.7

                 MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                            SERIES 1996-C
                     CC MASTER CREDIT CARD TRUST II
            (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                $2,668,455,029.71
Beginning of the Month Finance Charge Receivables:           $  148,493,762.13
Beginning of the Month Discounted Receivables:               $            0.00
Beginning of the Month Total Receivables:                    $2,816,948,791.84

Removed Principal Receivables:                               $            0.00
Removed Finance Charge Receivables:                          $            0.00
Removed Total Receivables:                                   $            0.00

Additional Principal Receivables:                            $            0.00
Additional Finance Charge Receivables:                       $            0.00
Additional Total Receivables:                                $            0.00

Discounted Receivables Generated this Period:                $            0.00

End of the Month Principal Receivables:                      $2,606,203,699.74
End of the Month Finance Charge Receivables:                 $  137,951,283.81
End of the Month Discounted Receivables:                     $            0.00
End of the Month Total Receivables:                          $2,744,154,983.55

Special Funding Account Balance                              $            0.00
Aggregate Invested Amount (all Master Trust II Series)       $1,850,000,000.00
End of the Month Transferor Amount                           $  756,203,699.74
End of the Month Transferor Percentage                                  29.02%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                   $   64,466,687.15
     60-89 Days Delinquent                                   $   43,292,727.91
     90+ Days Delinquent                                     $   88,922,141.59

     Total 30+ Days Delinquent                               $  196,681,556.65
     Delinquent Percentage                                               7.17%

Defaulted Accounts During the Month                          $   19,508,763.94
Annualized Default Percentage                                            8.77%

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Mar-2002                            1996-C                              Page 2

Principal Collections                                        $331,496,950.79
Principal Payment Rate                                                12.42%

Total Payment Rate                                                    13.44%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                         $184,500,000.00
     Class B Initial Invested Amount                         $ 19,125,000.00
     Class C Initial Invested Amount                         $ 21,375,000.00
                                                             ---------------
INITIAL INVESTED AMOUNT                                      $225,000,000.00

     Class A Invested Amount                                 $246,000,000.00
     Class B Invested Amount                                 $ 25,500,000.00
     Class C Invested Amount                                 $ 28,500,000.00
                                                             ---------------
INVESTED AMOUNT                                              $300,000,000.00

     Class A Adjusted Invested Amount                        $246,000,000.00
     Class B Adjusted Invested Amount                        $ 25,500,000.00
     Class C Adjusted Invested Amount                        $ 28,500,000.00
                                                             ---------------
ADJUSTED INVESTED AMOUNT                                     $300,000,000.00

PREFUNDED AMOUNT                                             $          0.00

FLOATING ALLOCATION PERCENTAGE                                        11.24%
PRINCIPAL ALLOCATION PERCENTAGE                                       11.24%

     Class A Principal Allocation Percentage                          82.00%
     Class B Principal Allocation Percentage                           8.50%
     Class C Principal Allocation Percentage                           9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                             $ 37,268,413.43

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                $  5,307,015.32

MONTHLY SERVICING FEE                                        $    375,000.00

INVESTOR DEFAULT AMOUNT                                      $  2,193,265.06

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Mar-2002                             1996-C                              Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                              82.00%

     Class A Finance Charge Collections                      $4,659,252.57
     Other Amounts                                           $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                $4,659,252.57

     Class A Monthly Interest                                $  432,140.00
     Class A Servicing Fee                                   $  307,500.00
     Class A Investor Default Amount                         $1,798,477.35

TOTAL CLASS A EXCESS SPREAD                                  $2,121,135.22

CLASS A REQUIRED AMOUNT                                      $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                               8.50%

     Class B Finance Charge Collections                      $  482,971.31
     Other Amounts                                           $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                $  482,971.31

     Class B Monthly Interest                                $   49,955.21
     Class B Servicing Fee                                   $   31,875.00

TOTAL CLASS B EXCESS SPREAD                                  $  401,141.10
CLASS B INVESTOR DEFAULT AMOUNT                              $  186,427.53
CLASS B REQUIRED AMOUNT                                      $  186,427.53

CLASS C FLOATING ALLOCATION PERCENTAGE                               9.50%

CLASS C MONTHLY SERVICING FEE                                $   35,625.00

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Mar-2002                             1996-C                              Page 4

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                          $3,026,442.76

     Excess Spread Applied to Class A Required Amount        $        0.00

     Excess Spread Applied to Class A Investor Charge Offs   $        0.00

     Excess Spread Applied to Class B Required Amount        $  186,427.53

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                         $        0.00

     Excess Spread Applied to Class C Required Amount        $  278,303.93

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                         $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee    $   62,500.00

     Excess Spread Applied to Cash Collateral Account        $        0.00

     Excess Spread Applied to Spread Account                 $        0.00

     Excess Spread Applied to Reserve Account                $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                               $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                      $2,499,211.30

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Mar-2002                         1996-C                           Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                   $15,504,466.54

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                $         0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                  $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                             $         0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                  $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                    $         0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                  $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                    $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                              $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor             $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                         4.14%
    Base Rate (Prior Month)                                           4.08%
    Base Rate (Two Months Ago)                                        4.06%
                                                                ----------
THREE MONTH AVERAGE BASE RATE                                         4.09%

    Portfolio Yield (Current Month)                                  13.96%
    Portfolio Yield (Prior Month)                                    10.80%
    Portfolio Yield (Two Months Ago)                                 12.81%
                                                                -----------
THREE MONTH AVERAGE PORTFOLIO YIELD                                  12.52%

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Mar-2002                          1996-C                           Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                  $37,268,413.43

INVESTOR DEFAULT AMOUNT                                      $ 2,193,265.06

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                           $         0.00
    Allocable to Class B Certficates                         $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                      0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                           $         0.00
    Deficit Controlled Accumulation Amount                   $         0.00
CONTROLLED DEPOSIT AMOUNT                                    $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                           $         0.00
    Deficit Controlled Accumulation Amount                   $         0.00
CONTROLLED DEPOSIT AMOUNT                                    $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                            $39,461,678.49

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                 $         0.00
CLASS B INVESTOR CHARGE OFFS                                 $         0.00
CLASS C INVESTOR CHARGE OFFS                                 $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                      $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                       $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                       $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                          $ 9,000,000.00
    Available Cash Collateral Amount                         $ 9,000,000.00

TOTAL DRAW AMOUNT                                            $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                              $         0.00

                                    First USA Bank, National Association
                                    as Servicer

                                    By:   /s/ Tracie H. Klein
                                          -----------------------
                                          Tracie H. Klein
                                          First Vice President